Exhibit 10.1
EXECUTION VERSION
This SECOND AMENDMENT TO THE REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of June 29, 2021 (the “Amendment Date”), is entered into by and among ARCC FB FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent (the “Administrative Agent”), ARES CAPITAL CORPORATION, a Maryland corporation, as the equityholder (in such capacity, the “Equityholder”), ARES CAPITAL CORPORATION, a Maryland corporation, as the servicer (in such capacity, the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent (the “Collateral Agent”).
WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer and the Collateral Agent are party to the Revolving Credit and Security Agreement, dated as of June 11, 2020 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”); and
WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.

Definitions
SECTION 1.1.        Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement.
ARTICLE II.

Amendments to Revolving Credit Agreement
SECTION 2.1.        As of the Amendment Date, the Revolving Credit Agreement is hereby amended by deleting “0.45%” in each of the places it appears in the definition of “LIBOR” contained in Section 1.01 and replacing them with “0.00%”.
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ARTICLE III.
Representations and Warranties
SECTION 3.1.        The Borrower and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date (other than any representation and warranty that is made as of a specific date).
ARTICLE IV.

Conditions Precedent
SECTION 4.1.        This Amendment will be effective upon the satisfaction of each of the following conditions:
(a)the execution and delivery of this Amendment by the Borrower, the Lenders, the Administrative Agent, the Equityholder, the Servicer and the Collateral Agent; and
(b)all fees due and owing to the Administrative Agent and each Lender on or prior to the Amendment Date have been paid.
ARTICLE V.

Miscellaneous
SECTION 5.1.        Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2.        Severability Clause. In case any provision in this Amendment is deemed to be invalid, illegal or unenforceable, the remaining provisions of this Amendment remain in full force and effect.
SECTION 5.3.        Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. When effective, this Amendment will form a part of the Revolving Credit Agreement for all purposes.
SECTION 5.4.        Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email

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transmission (including electronic signature pursuant to and in accordance with the Revolving Credit Agreement) is effective as delivery of a manually executed counterpart hereof.
SECTION 5.5.        Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.
SECTION 5.6.        Direction to Execute. The Administrative Agent hereby authorizes and directs the Collateral Agent to execute this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

ARCC FB FUNDING LLC

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to Second Amendment to Revolving Credit and Security Agreement]

EQUITYHOLDER:

ARES CAPITAL CORPORATION, as Equityholder

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

SERVICER:

ARES CAPITAL CORPORATION, as Servicer

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory
[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

BNP PARIBAS, as Administrative Agent

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Vice President

By:	/s/ Meredith Middleton
Name:	Meredith Middleton
Title:	Director

LENDER:

BNP PARIBAS, as Lender

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Vice President

By:	/s/ Meredith Middleton
Name:	Meredith Middleton
Title:	Director
[Signature Page to Third Amendment to Credit Agreement]

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President
[Signature Page to Third Amendment to Credit Agreement]